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                                                                   Exhibit 10.17

                                LIMITED GUARANTY
                                  (Individual)

                                                                   April 3, 2003

     FOR VALUE RECEIVED, and in consideration of a loan in the amount of $550,000 made by IIG Equity Opportunities Fund Ltd. ("Lender") to or for the account of Frontline Communications Corporation and Proyecciones y Ventas Organizadas S.A. de C.V. (collectively, "Borrowers") and for other good and valuable consideration, and to induce Lender to make such loan and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Lender may deem advisable, the undersigned (hereinafter referred to as "Guarantor" or "the undersigned") unconditionally guaranties to Lender, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all obligations and liabilities of any and all kinds of Borrowers to Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Borrowers or one or more parties and Borrowers are liable to Lender, whether incurred by Borrowers as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and whether arising under, out of, or in connection with that certain Term Loan and Security Agreement dated as of the date hereof among Lender and Borrowers (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") or any documents, instruments or agreements relating to or executed in connection with the Loan Agreement or any documents, instruments or agreements referred to therein (together with the Loan Agreement, as each may be amended, modified, restated or supplemented from time to time, the "Loan Documents"), or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Borrowers under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrowers for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

     1. No Impairment. Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrowers or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and Borrowers or any such other party or person, or make any election of rights Lender may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the





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enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrowers, or any change in the composition, nature, personnel or location of Borrowers and shall extend to any successor entity to Borrowers, including a debtor in possession or the like under any Insolvency Law.

     2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrowers with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Borrowers will contract additional indebtedness for which Guarantor may be liable hereunder after Borrowers' financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Borrowers has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrowers, have been made by Lender to induce the undersigned to enter into this Limited Guaranty and
(ii) any extension of credit to the Borrowers shall be governed solely by the provisions of the Loan Agreement. The liability of the undersigned under this Limited Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Lender or its assignees or any acceptance thereof or any release of any security by Lender or its assignees, (d) any limitation on any party's liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrowers, or any action taken with respect to this Limited Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations, or
(g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Lender shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

     3. Waivers. (a)This Limited Guaranty is a guaranty of payment and not of collection. Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrowers or any other person liable with respect to any of the


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Obligations or resort to any collateral security held by it to secure any of the
Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Lender to do any of the foregoing. Guarantor further consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Lender, Borrowers and/or the undersigned with respect to the undersigned's obligations under this Limited Guaranty, or which Borrowers may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

          b. The undersigned further waives (i) notice of the acceptance of this Limited Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Borrowers' financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

          c. Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lender against Borrowers or against any collateral or guarantee or right of offset held by Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Borrowers in respect of payments made by the undersigned hereunder, until all amounts owing to Lender by Borrowers on account of the Obligations are paid in full and the Loan Agreement has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Loan Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two
(2) business days of, receipt by the undersigned, be turned over to Lender in the exact form received by the undersigned (duly endorsed by the undersigned to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine, subject to the provisions of the Loan Agreement. Any and all present and future debts and obligations of Borrowers to any of the undersigned are hereby subordinated to the full payment and performance of, all present and future debts and obligations of Borrowers to Lender.

          d. The undersigned further waives the right to renounce any disposition or transfer of assets whether created under a will, trust agreement or intestacy statute, with respect to any devise, bequest, distributive share, trust account, life insurance or annuity contract, employee benefit plan (including, without limitation, any pension, retirement, death benefit, stock bonus or profit sharing plan, system or trust), or any other disposition or transfer created by


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any testamentary or nontestamentary instrument or by operation of law, and any of the foregoing created or increased by reason of a renunciation made by another person.

     4. Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Loan Agreement has been irrevocably terminated), that:

          a. Legal Capacity. The undersigned has full legal capacity to execute and deliver this Limited Guaranty and to perform the obligations of the undersigned under this Limited Guaranty.

          b. Legal, Valid and Binding Character. This Limited Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

          c. Violations. The execution, delivery and performance of this Limited Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which the undersigned is a party or by which the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Lender on any of the property or assets of the undersigned pursuant to the provisions of any of the foregoing.

          d. Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Limited Guaranty.

          e. Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the undersigned, threatened (i) with respect to this Limited Guaranty or any of the transactions contemplated by this Limited Guaranty or (ii) against or affecting the undersigned, or any property or assets of the undersigned, which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the undersigned.

          f. Financial Benefit. The undersigned has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Agreement or other Obligation incurred by Borrowers to Lender.

     5. Acceleration.

          a. If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by Borrowers or the undersigned to Lender, or either Borrowers or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of the undersigned by the United States of America or any department,


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agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Lender's possession, or otherwise, any and all Obligations shall for purposes hereof, at Lender's option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Borrowers.

          b. The undersigned will promptly notify Lender of any default by the undersigned in the performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Lender shall have the right to accelerate the undersigned's obligations hereunder.

     6. Payments from Guarantor. Lender, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

     7. Costs. Subject to Section 19 hereof, the undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Lender hereunder or under any of the Obligations.

     8. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's heirs, administrators, executors, successors and assigns, until all of the Obligations have been paid in full and the Loan Agreement has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Limited Guaranty. The death of the undersigned shall not effect a termination of this Limited Guaranty and loans and advances made by Lender and any indebtedness incurred by Borrowers from Lender subsequent to such death shall continue to constitute Obligations guaranteed hereunder.

     9. Recapture. Anything in this Limited Guaranty to the contrary notwithstanding, if Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the undersigned's obligations to Lender shall be reinstated and this Limited Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.

     10. Books and Records. The books and records of Lender showing the account between Lender and Borrowers shall be admissible in evidence in any action or proceeding, shall


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be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     11. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time.

     12. Waiver of Jury Trial. THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS LIMITED GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     13. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

     14. Severability. To the extent permitted by applicable law, any provision of this Limited Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without


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invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. Amendments, Waivers. No amendment or waiver of any provision of this Limited Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Lender.

     16. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

     17. Successors. Lender may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Limited Guaranty. Without limiting the generality of the foregoing, Lender may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Limited Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

     18. Release. Nothing except cash payment in full of the Obligations shall release the undersigned from liability under this Limited Guaranty.

     19. Limited Recourse. Notwithstanding anything to the contrary contained in this Limited Guaranty, Lender's recourse under this Limited Guaranty shall be limited to the enforcement of its rights under (a) the Mortgage dated as of the date hereof executed and delivered by the undersigned to Lender covering the real property located at 56 Beach Road, Stony Point, New York 10980, (b) the Mortgage and Security Agreement dated as of the date hereof executed and delivered by the undersigned and Ann M. Cole-Hatchard in favor of Lender covering the real property located at 1008 Adams Drive, Key Largo, Florida 33037 and (c) the Pledge Agreement dated as of the date hereof executed and delivered by the undersigned and Nicko Feinberg in favor of Lender.

                           [Signature Page to Follow]


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     IN WITNESS WHEREOF, this Limited Guaranty has been executed by the undersigned this 3 day of April, 2003.

                                                   /s/
                                                   -----------------------------
                                                   Stephen J. Cole-Hatchard

                                                   Mailing Address:
                                                   315 Route 210
                                                   Stony Point, New York 10980
                                                   Telephone No.: (845) 786-3753
                                                   Facsimile No.: (845) 786-5874


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STATE OF NEW YORK        )

                         ):     ss.:

COUNTY OF ___________

     On the ____ day of April, 2003, before me personally came Stephen J. Cole-Hatchard to me known, who being by me duly sworn, did depose and say that he resides at ___________________, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.


                                                     ---------------------------
                                                     Notary Public


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